POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Perry D. Odak and Frances Rathke, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 to be filed by Ben & Jerry's Homemade, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission making such changes in this Registration Statement as the person(s) so acting deems appropriate, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-8 has been signed below by the following persons in the capacities indicated.


Signature          Capacity                                    Date


/s/Perry D. Odak       Chief Executive Officer, Director       October 17, 1997
   Perry D. Odak       (Principal Executive Officer)


/s/Frances Rathke      Chief Financial Officer and Secretary   October 17, 1997
   Frances Rathke      (Principal Financial and Accounting Officer)


/s/Elizabeth Bankowski              Director                   October 17, 1997
   Elizabeth Bankowski

/s/Bennett R. Cohen                 Director                   October 17, 1997
   Bennett R. Cohen

/s/ Pierre Ferrari                  Director                   October 17, 1997
    Pierre Ferrari

/s/Jeffrey Furman                   Director                   October 17, 1997
   Jeffrey Furman



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/s/Jerry Greenfield                 Director                   October 17, 1997
   Jerry Greenfield


/s/Jennifer Henderson               Director                   October 17, 1997
   Jennifer Henderson


/s/Frederick A. Miller              Director                   October 17, 1997
   Frederick A. Miller


/s/Henry Morgan                     Director                   October 17, 1997
   Henry Morgan


                                    Director                   October __, 1997
   Andrew S. Patti


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EXHIBIT INDEX


Number                     Title of Exhibit

5.1  Opinion of Downs Rachlin & Martin.

5.2  Opinion of Ropes & Gray.

23.1 Consent of Ernst & Young LLP.

23.2 Consent of Downs  Rachlin & Martin is  contained  in its  opinion  filed as
     Exhibit 5.1 hereto.

23.3 Consent of Ropes & Gray is contained in its opinion filed as Exhibit 5.2 hereto.

24   Powers of  Attorney  -  included  on  signature  page of this  Registration
     Statement.

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